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                                                                   EXHIBIT 23.1


                               CONSENT OF LEGAL COUNSEL


We hereby consent to the use of our name in Amendment No. 1 to the Form S-8 registration statement of Power Technology, Inc.

Oklahoma City, Oklahoma                STEPHEN A. ZRENDA, JR., P.C.
April 5, 1999

                                       By: /s/ Stephen A. Zrenda, Jr.
                                          -------------------------------------
                                               Stephen A. Zrenda, Jr.